Exhibit 99.2

Presto’s VoiceTM AI Solution Projected to Capitalize on Strong Momentum as Company Releases 2024 Projected Annualized Run Rate

Presto Automation Inc. (NASDAQ: PRST), one of the largest drive-thru automation technology providers in the hospitality industry, today provided additional information to investors about its projected financial results for calendar year 2024.

As a result of the strong momentum being experienced in its Voice AI solution, Presto is estimating its projected annualized run rate (PARR) to be $17.6M at the end of calendar year 2024, which is directly correlated to the store count projection the company has already released (1270 stores by the end of 2024). We define PARR as the annualized revenue of contracts for our Presto Voice AI solution that are projected to be in effect at the end of the relevant period.

“These projections should convey the market-leading momentum we are seeing in our Presto Voice business as our store count continues to go up and we convert more of our signed and immediate revenue opportunity into live revenue. We expect to be a business of real scale over the course of 2024 and we expect to remain the market leader,” said Krishna Gupta, Chairman of Presto.

As of the date hereof, PARR reflects 404 currently contracted locations with 866 additional projected contracted locations by the end of 2024. As a result, a significant portion of the PARR is based on our expectation that we will roll out additional locations. Our pricing assumes the continuation of our pricing arrangements with Checkers and pricing assumptions which reflect our experience with recent additions of new locations.

We believe that our PARR is a useful measure of our overall expected volume at a particular point in time and of changes in the volume of business over time because it allows investors to understand how we expect our business to scale and eliminates the time impact associated with the signing of new contracts during a quarterly or annual period.

Our Voice contracts are generally for 12-month terms. Our two most significant Voice contracts can be terminated upon 2 months’ notice or on a location-by-location basis, respectively, if minimum service levels are not maintained. All of our contracts have “evergreen” provisions that extend their term automatically unless the customer provides notification of non-renewal. Therefore, unless a notice of non-renewal has been received, our PARR calculation assumes that each contract in place currently will continue through the end of the relevant reporting period.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. The forward-looking statements speak only as of the date of this press release or as of the date they are made. Except as otherwise required by applicable law, Presto disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Presto cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Presto. In addition, Presto cautions you that the forward-looking statements contained in this press release are subject to the following risks and uncertainties: our ability to manage our growth effectively, to sustain our recent revenue growth or attract new customers; the limited operating history with our new Voice products in a new and developing market; our ability to roll out new locations within a specified amount of time; our ability to achieve revenue growth while our expenses increase; continued adverse impacts from COVID-19 (including as a result of global supply chain shortages); the loss of any of our three largest customers or a reduction in their business with us; our ability to improve and enhance the functionality, performance, reliability, design, security, or scalability of our platform to respond to customers’ evolving needs; our ability to protect the security of our customers’ information; changing privacy laws, regulations and standards, and our ability to comply with contractual obligations and laws related to data privacy and security; unfavorable conditions in the restaurant industry or the global economy, including with respect to food, labor, and occupancy costs; the availability of capital or financing on acceptable terms, if at all; financial covenants and other restrictions on our actions contained in our financing agreements that may limit our operational flexibility; the length and unpredictability of our sales cycles and the amount of investments required in sales efforts; material weaknesses in our internal control over financial reporting and, our ability to remediate these deficiencies; our ability to continue as a going concern; our ability to receive additional financing in a timely manner; shortages, price increases, changes, delays or discontinuations of hardware; our ability to maintain relationships with our payment processors; our relies on computer hardware, licensed software and services rendered by third parties; U.S. laws and regulations (including with respect to payment transaction processing), many of which are unsettled and still developing, and our or our customers’ ability to comply with such laws and regulations; significant changes in U.S. and international trade policies that restrict imports or increase tariffs; any requirements to collect additional sales taxes or be subject to other tax liabilities that may increase the costs to our customers; our ability to adequately protect our intellectual property rights; claims by third parties of intellectual property infringement; our use of open-source software in our platform; and other economic, business, competitive and/or regulatory factors affecting Presto’s business generally as set forth in our filings with the Securities and Exchange Commission.